SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

 Filed Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) DECEMBER 16, 1999



                          INTERLEUKIN GENETICS, INC.
            (Exact name of registrant as specified in its charter)


                                     TEXAS
                (State or Other Jurisdiction of Incorporation)


              0-23413                                     94-3123681
      (Commission File Number)                 (IRS Employer Identification No.)


100 N.E. LOOP 410, SUITE 820, SAN ANTONIO, TEXAS            78216
    (Address of Principal Executive Offices)             (Zip Code)


                                (210) 349-6400
             (Registrant's Telephone Number, Including Area Code)



         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  OTHER EVENTS.

      On December 16, 1999, the Board of Directors of Interleukin Genetics, Inc. (the "Registrant") determined that the next annual meeting of shareholders will be held on March 20, 2000. Accordingly, any appropriate proposal submitted by shareholders of the Registrant and intended to be presented at the annual meeting must be received by the Registrant by January 3, 2000 to be considered for inclusion in the Registrant's proxy statement and proxy for the annual meeting. Also, if a shareholder proposal intended to be presented at the annual meeting but not included in the Registrant's proxy statement and proxy is received by the Registrant after January 3, 2000, then management named in the Registrant's proxy form for the annual meeting will have discretionary authority to vote the shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Registrant's proxy materials.

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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INTERLEUKIN GENETICS, INC.



                                    By    /S/ U. SPENCER ALLEN
                                          U. Spencer Allen, Chief Financial
                                          Officer, Secretary and Treasurer


DATE: December 17, 1999

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